                               POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Stephanie D. Miller, signing singly, the undersigned's true and lawful attorney-in-fact to:

        (1)     execute for and on behalf of the undersigned, in the
        undersigned's capacity as an officer and/or director of Baxalta
        Incorporated, or any of its direct or indirect subsidiaries ("Baxalta")
        Forms ID, Forms 3, 4 and 5 in accordance with Section 16(a) of the
        Securities Exchange Act of 1934 and the rules thereunder and Form 144 under Rule 144 under the Securities Act of 1933;

        (2)     do and perform any and all acts for and on behalf of the
        undersigned which may be necessary or desirable to complete and execute any such Form ID, 3, 4, 5, or 144 and complete and execute any amendment or amendments thereto, and timely file any such form with the United
        States Securities and Exchange Commission and any stock exchange or similar authority; and

        (3)     take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of
        Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such
        attorney-in-fact's discretion.

        The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause or have caused to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is Baxalta assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934 and Rule 144 of the Securities Act of 1933.

        This Power of Attorney shall supercede any power of attorney previously granted by the undersigned with respect to the subject matter herein and shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, 5 and 144 with respect to the undersigned's holdings of, and transactions in, securities issued by Baxalta, unless earlier revoked by the undersigned in a signed document delivered to Baxalta.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of May, 2015.

                                        /s/ Anne-Marie Law
                                        ---------------------------------------
                                        Anne-Marie Law